Corporate information	12 Months Ended
Mar. 31, 2024
Corporate Information
Corporate information

1. Corporate information

Yatra Online, Inc. (the “Parent Company”) together with its subsidiaries (collectively, “the Company”, “We” or the “Group”) and equity accounted investee is primarily engaged in the business of selling travel products and solutions in India and Singapore. The Group offers its customers the entire range of travel services including ticketing, tours and packages and reservations for hotels. The Parent Company is a public limited company incorporated and domiciled in Cayman Islands; the registered office is located at Maples Corporate Services Limited, PO Box-309, Ugland House, Grand Cayman, KYI-1104 Cayman Islands. The Company’s ordinary shares representing equity shares are listed on the NASDAQ Stock Exchange. Information on the Group structure is provided in Note 6.